Goodwill	12 Months Ended
Dec. 31, 2020
22. Goodwill
Goodwill
22. GOODWILL

The change in goodwill for the year ended December 31 is due to the following:

millions of Canadian dollars	2020	2019
Balance, January 1	$5,835	$6,313
Additions	-	3
GBPC impairment charge	-	(30)
Classified as assets held for sale (1)	-	(148)
Change in foreign exchange rate	(115)	(303)
Balance, December 31	$5,720	$5,835
(1) On March 25, 2019, Emera announced the sale of Emera Maine. Emera Maine’s assets and liabilities were classified as held for sale. Refer to note 4 for further detail.

Goodwill is subject to an annual assessment for impairment at the reporting unit level. The goodwill on Emera’s Consolidated Balance Sheets at December 31, 2020, primarily relates to TECO Energy and GBPC. Emera’s reporting units with goodwill are Tampa Electric, PGS, NMGC, and GBPC.

In 2020, Emera performed a qualitative impairment assessment for Tampa Electric, PGS and NMGC, concluding that the fair value of the reporting units exceeded their respective carrying amounts, and as such, no quantitative assessment were performed and no impairment charges were recognized.

Goodwill on Emera’s Consolidated Balance Sheets at December 31, 2020, included $68 million (2019 - $70 million) related to GBPC. In 2019 Emera recognized an impairment charge of $30 million based on the excess of GBPC’s carrying amount over its fair value. The 2019 impairment charge is included in “Impairment charges” in the Consolidated Statements of Income. In 2020, due to the limited excess of fair value over carrying value as a result of the 2019 impairment charge, Emera elected to bypass a qualitative assessment and performed a quantitative impairment assessment using a discounted cash flow analysis. This assessment estimated that the fair value of the reporting unit exceeded its carrying value, including goodwill, by approximately five per cent. Adverse changes in significant assumptions used could result in a future impairment.